                                                                   Exhibit 10.20

                SUPPLEMENTAL LIMITED LIABILITY COMPANY AGREEMENT


                  This SUPPLEMENTAL LIMITED LIABILITY COMPANY AGREEMENT, dated as of April 4th, 2000 (the "AGREEMENT"), is entered into by and between WBT Holdings LLC, a Delaware limited liability company (the "COMPANY"), and Bruce
R. Barnes, not individually, but as trustee of the Bruce R. Barnes 2000 Annuity Trust, under agreement of even date herewith ("the TRUSTEE").


                  WHEREAS, pursuant to an Assignment and Assumption Agreement, entered into by and between the Trustee and Aufklarung LLC, a Delaware limited liability company ("AUFKLARUNG"), Aufklarung desires to transfer and assign one hundred and fifty thousand (150,000) of its Class A Common Units (the "Units") to the Trustee, and the Trustee desires to accept such assignment and transfer; and

                  WHEREAS, pursuant to Section 14.1 of the Limited Liability Company Agreement (as defined below), the Company desires to approve such transfer to the Trustee; and

                  WHEREAS, the Company and the Trustee desire to enter into this Agreement in order to set forth their understanding with respect to certain voting arrangements, transfer rights and other matters relating to the Trustee's ownership of the Units and to acknowledge that the Units are subject to, and governed by, the Limited Liability Company Agreement (as defined below).

                  NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement agree as follows:


                                    ARTICLE I

              INCORPORATION OF LIMITED LIABILITY COMPANY AGREEMENT

                  SECTION 1.1 Documentation With Respect to the Shares. The Trustee hereby acknowledges that the Units are subject to various agreements, including without limitation, the Limited Liability Company Agreement, dated as of February 10, 2000 (as the same may be amended from time to time, the "LIMITED LIABILITY COMPANY AGREEMENT"), by and among the Company and the Members of the Company as set forth therein. Terms not defined herein shall have the meaning set forth in the Limited Liability Company Agreement. References to the Trustee contained herein shall mean the Trustee in his capacity as Trustee of the Bruce
R. Barnes 2000 Annuity Trust only and not in any other capacity.

                  SECTION 1.2 Access to Information. The Trustee (i) has reviewed the Limited Liability Company Agreement and the other materials furnished to him in connection with the transactions contemplated hereby and
(ii) has been granted the opportunity to ask questions of, and has received answers from, representatives of the Company and its affiliates concerning the terms and conditions of the Units and has been granted the opportunity to obtain any additional information that he deems necessary to verify the accuracy of the information contained in the Limited Liability Company Agreement and such other materials.

                  SECTION 1.3 General. Upon the execution of this Agreement, the Trustee shall be deemed, in accordance with Article XIV of the Limited Liability Company Agreement, to have the same rights and obligations as a Member (as defined therein) for purposes of the Limited Liability Company Agreement. The Trustee hereby agrees to be bound by, and agrees that the Units are subject to, and governed by, the terms and conditions of the Limited Liability Company Agreement. The Trustee, in accordance with Article XIV of the Limited Liability Company Agreement, is hereby deemed to be a Non-Management Member (as defined therein) for all purposes of the Limited Liability Company Agreement. Pursuant to Section 14.3 of the Limited Liability Company Agreement, this Agreement is effective as of the date hereof.

                  SECTION 1.4 Conflict. In the event of a conflict between the terms hereof and the Limited Liability Company Agreement, the terms of the Limited Liability Company Agreement shall control.


                                   ARTICLE II

                                  Miscellaneous

                  SECTION 2.1 After-Acquired Units. All of the provisions of this Agreement shall apply to all of the securities of the Company now owned or which may be issued or Transferred (as defined in the Limited Liability Company Agreement) hereafter to the Trustee in consequence of any additional issuance, grant, purchase (including, without limitation, pursuant to options to purchase capital stock of the Company), exchange, conversion, or reclassification of securities, corporate reorganization, or any other form of recapitalization, consolidation, merger, unit split or unit dividend, or which are acquired by the Trustee in any other manner (all of which shall be deemed to be "Units" hereunder); provided, however, that, notwithstanding anything contained herein to the contrary, this Agreement relates solely to Units that are now, or in the future, held by the Bruce R. Barnes 2000 Annuity Trust, and no Units, rights to acquire Units or other securities of the Company which are owned by the Trustee or any entity controlled or created by the Trustee, prior to the date hereof shall be subject to, or governed by, this Agreement.

                  SECTION 2.2 Restriction on Transfer. The Trustee hereby agrees that the Trustee shall not transfer any Units held by any person or entity which is a

Management Member of the Company (as defined in the Limited Liability Company Agreement) to the Bruce R. Barnes 2000 Annuity Trust.

                  SECTION 2.3 Specific Performance. The parties hereto acknowledge that irreparable damage would result if this Agreement is not specifically enforced and that, therefore, the rights and obligations of the parties under this Agreement may be enforced by a decree of specific performance issued by a court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

                  SECTION 2.4 Terms of Agreement. This Agreement shall become effective on the date hereof and shall continue in full force and effect until the date on which the Shareholders Agreement terminates.

                  SECTION 2.5 Successors and Assigns. All the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, no party hereto may assign this Agreement or his or its rights or obligations hereunder without the prior written consent of the other party hereto.

                  SECTION 2.6 Entire Agreement. This Agreement and the Limited Liability Company Agreement constitute the complete understanding and agreement among the parties hereto with respect to the subject matter hereof and this Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought.

                  SECTION 2.7 Approvals and Consents. The Trustee hereby agrees, for himself, his successors and assigns, to prepare, execute and deliver or cause to be prepared, executed and delivered such further instruments and documents, and to take such other actions as may be reasonably required to more effectively carry out the intent and purposes of this Agreement and the Limited Liability Company Agreement and the transactions contemplated hereby and thereby.

                  SECTION 2.8 Notices. All notices, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be deemed to have been duly given to a party if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, or if given by telex or other telegraphic means, to such party at his or its address set forth in Schedule A hereto. Any such notice shall for all purposes of this Agreement be deemed to have been given, and received by the addressee, on the date of such personal delivery or telex or telegraphic notice or five (5) days after any such mailing thereof.

                  SECTION 2.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  SECTION 2.10 Severability. If any provision of this Agreement or the application of any such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, including the remainder of the provision held invalid, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

                  SECTION 2.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  SECTION 2.12 Headings. All section headings herein are for convenience of reference and are not part of this Agreement, and no construction or interference shall be derived therefrom.


                  IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date first set forth above.



                                    THE BRUCE R. BARNES 2000
                                    ANNUITY TRUST

                                    By:___________________________
                                          Bruce R. Barnes, Trustee


                                    WBT HOLDINGS LLC



                                    By:___________________________
                                          Name:  Robert Fogelson
                                          Title:

                                                                      Schedule A

Trustee:

Bruce R. Barnes, Trustee
The Bruce R. Barnes 2000 Annuity Trust
1 West 72nd St. Apt#63
New York, NY 10023





Company:

WBT Holdings LLC
500 Canal View Boulevard
Rochester, NY 14623

Attention: Howard Cohen





                         Class A Common Units Assigned*
                                     150,000












*The Units represent an original investment in WBT Holdings LLC by Aufklarung LLC of $600,000 for 150,000 Class A Common Units of WBT Holdings LLC.

                                                                   Exhibit 10.21

                SUPPLEMENTAL LIMITED LIABILITY COMPANY AGREEMENT



                  This SUPPLEMENTAL LIMITED LIABILITY COMPANY AGREEMENT, dated
as of March     , 2000 (the "Agreement"), is entered into by and between WBT
Holdings LLC, a Delaware limited liability company (the "Company"), and the individual listed on the signature page hereto (the "Individual").

                  WHEREAS, the Company desires to sell Units to an additional member of the Company's management;

                  WHEREAS, the Individual desires to subscribe for and purchase, and the Company desires to sell to the Individual the number of Units (the "Units") subscribed for by the Individual pursuant to a Subscription Agreement, dated as of the date hereof (the "Subscription Agreement"), between the Company and the Individual; and

                  WHEREAS, the Company and the Individual desire to enter into this Agreement in order to set forth their understanding with respect to certain voting arrangements, transfer rights and other matters relating to the Individual's ownership of Units and to acknowledge that any Units acquired by the Individual pursuant to the Subscription Agreement are subject to, and governed by, the Limited Liability Company Agreement (as defined below).

                  NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement agree as follows:

                                    ARTICLE I

              INCORPORATION OF LIMITED LIABILITY COMPANY AGREEMENT

                  SECTION 1.1 Documentation With Respect to the Shares. The Individual hereby acknowledges that the Units are subject to various agreements, including with out limitation, the Limited Liability Company Agreement, dated as of February 10, 2000 (as the same may be amended from time to time, the "Limited Liability Company Agree-ment"), by and among the Company and the Members of the Company as set forth therein. Terms not defined herein shall have the meanings set forth in the Limited Liability Company Agreement.

                  SECTION 1.2 Access to Information. The Individual (i) has reviewed the Limited Liability Company Agreement and the other materials furnished to him in connection with the transactions contemplated hereby and contemplated by the Subscription Agreement and (ii) has been granted the opportunity to ask questions of, and has received answers from, representatives of the Company and its affiliates concerning the terms and conditions of the purchase of the Units and has been granted the opportunity to obtain any additional information that he or she deems necessary to verify the accuracy of the information contained in the Limited Liability Company Agreement and the Subscription Agreement and such other materials.


                  SECTION 1.3 General. Upon the execution of this Agreement, the Individual shall be deemed, in accordance with Article XIV of the Limited Liability Company Agreement, to have the same rights and obligations as a Member (as defined therein) for purposes of the Limited Liability Company Agreement. The Individual hereby agrees to be bound by, and agrees that any Units acquired pursuant to the Subscription Agreement are subject to, and governed by, the terms and conditions of the Limited Liability Company Agreement. The Individual, in accordance with Article XIV of the Limited Liability Company Agreement, is hereby deemed to be a Management Member (as defined therein) for all purposes of the Limited Liability Company Agreement. Pursuant to Section 14.3 of the
Limited Liability Company Agreement, this Agreement is effective as of the date hereof.

                  SECTION 1.4 Conflict. In the event of a conflict between the terms hereof and the Limited Liability Company Agreement, the terms of the Limited Liability Company Agreement shall control.

                                   ARTICLE II

                                  Miscellaneous

                  SECTION 2.1 After-Acquired Units. All of the provisions of this Agreement shall apply to all of the securities of the Company now owned or which may be issued or Transferred (as defined in the Limited Liability Company Agreement) hereafter to the Individual in consequence of any additional issuance, purchase (including, without limitation, pursuant to options to purchase capital stock of the Company), exchange, conversion, or reclassification of securities, corporate reorganization, or any other form of recapitalization, consolidation, merger, unit split or unit dividend, or which are acquired by the Individual in any other manner (all of which shall be deemed to be "Units" hereunder).

                  SECTION 2.2 Specific Performance. The parties hereto acknowledge that irreparable damage would result if this Agreement is not specifically enforced and that, therefore, the rights and obligations of the parties under this Agreement may be enforced by a decree of specific performance issued by a court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

                  SECTION 2.3 Terms of Agreement. This Agreement shall become effective on the date hereof and shall continue in full force and effect until the date on which the Limited Liability Company Agreement terminates.

                  SECTION 2.4 Successors and Assigns. All the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, how ever, no party hereto may assign this Agreement or its rights or obligations hereunder without the prior written consent of the other party hereto.

                  SECTION 2.5 Entire Agreement. This Agreement, the Limited Liability Company Agreement and the Subscription Agreement constitute the complete understanding and agreement among the parties hereto with respect to the subject matter hereof and this Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought.

                  SECTION 2.6 Approvals and Consents. The Individual hereby agrees, for himself or herself, his or her heirs and legal representatives(s), to prepare, execute and deliver or cause to be prepared, executed and delivered such further instruments and documents, and to take such other actions as may be reasonably required to more effectively carry out the intent and purposes of this Agreement and the Limited Liability Company Agreement and the transactions contemplated hereby and thereby.

                  SECTION 2.7 Notices. All notices, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be deemed to have been duly given to a party if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, or if given by telex or other telegraphic means, to such party at his or its address set forth in Schedule A hereto. Any such notice shall for all purposes of this Agreement be deemed to have been given, and received by the addressee, on the date of such personal delivery or telex or telegraphic notice or five (5) days after any such mailing thereof.

                  SECTION 2.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  SECTION 2.9 Severability. If any provision of this Agreement or the application of any such provision to any person or circumstances shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, including the remainder of the provision held invalid, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

                  SECTION 2.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  SECTION 2.11 Headings. All section headings herein are for convenience of reference and are not part of this Agreement, and no construction or interference shall be derived therefrom.

                  IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date first set forth above.


                                                     ___________________________
                                                     Name: Lance D'Amico


                                                     WBT HOLDINGS LLC



                                                     By:________________________
                                                        Name:  Robert Fogelson
                                                               Title:

                                                                      Schedule A

Individual:

Lance D'Amico






Company:

WBT HOLDINGS LLC






Units Purchased:           5,000

Capital Account: